UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2005



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Texas                      001-31346                76-0281502
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)


    10370 Richmond Avenue, Suite 990                            77042
             Houston, TX
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Paragraphs one and two under Item 7.01 are hereby incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE.

     On May 18, 2005, W-H Energy Services, Inc. (the "Company") entered into three interest rate swap transactions with an aggregate notional amount of $150 million. Under the swap transactions, the Company will make quarterly payments at a rate of approximately 6% per annum to the swap counterparties in exchange for a payment approximately equal to the variable rate payable under the Company's credit facility. The counterparties and notional amounts for the three swap transactions are JPMorgan Chase Bank, National Association ($50 million); Comerica Bank ($50 million); and Wachovia Bank, National Association ($50 million). Each of the swap transactions terminates on May 5, 2010, which is the maturity date of the Company's credit facility. The terms of each swap transaction are governed by customary ISDA interest rate swap agreements.

     By entering into these swap transactions, the Company has effectively fixed the interest rate on $150 million of the borrowings under its credit facility at approximately 6% per annum, excluding the impact of deferred financing costs through May 5, 2010.

     On May 23, 2005, the Company issued a press release announcing that, on May 5, 2005, it entered into an amendment to its credit facility and, on May 18, 2005, it entered into the swap transactions more fully described above. A copy of such press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

           Exhibit No.    Description
           -----------    -----------
           99.1           Press Release dated May 23, 2005 (furnished herewith).



     Pursuant to General Instruction B.2 of Form 8-K, the information contained herein under Item 7.01 and Item 9.01, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         W-H ENERGY SERVICES, INC.


Date:  May 23, 2005                  By:  /s/  Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller



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                                  EXHIBIT INDEX



Exhibit No.                                   Description
-----------                                   -----------

99.1                                          Press Release dated May 23, 2005








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